EXHIBIT 4.1


CYBERSHOP INTERNATIONAL, INC.


COMMON STOCK

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP 23251X10 5

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT
IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.001 EACH OF THE COMMON STOCK OF

CYBERSHOP INTERNATIONAL, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate properly endorsed.

This Certificate is not valid until coutersigned by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

    SEAL

SECRETARY           CHAIRMAN

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
  TRANSFER AGENT AND REGISTRAR

BY

   AUTHORIZED SIGNATURE

     The Corporation will furnish charge to each stockholder who so requests a copy of the provisions setting forth the powers, designations, pereferences and relative, participating, optional, or other special reights of each class of stock or series thereof which the Corporation is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN-COM -- as tenants in common
TEN ENT -- as tenants by the entireties

JT TEN -- as joint tenantswith right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -Custodian-
(Cust)     (Minor)
under Uniform Gifts to
Minors Act (State)

     Additional abbreviations may also be used through not in the above list.

For value received,_____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME ANE ADDRESS INCLUDING ZIP CODE OF

--------------------------------------------------------------------------------
ASSIGNEE)


--------------------------------------------------------------------------------

---------------------------------- Shares of the Common Stock represented by the
within   Certificate,   and  do  hereby   irrevocably   constitute  and  appoint

-------------------------------------------------------------     Attorney    to
transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated_____________________


NOTICE:_________________________________________________________________________
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.